Exhibit 10.2.11


SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

         THIS SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made and entered into as of November 18, 1998, by and among COLONIAL PROPERTIES TRUST, an Alabama real estate investment trust (the "Company"), Colonial Realty Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and COLONIAL COMMERCIAL INVESTMENTS, INC. ("CCI").
         WHEREAS, on September 29, 1993 the Company, Colonial Properties, Inc. (of which CCI is the successor) and certain other parties entered into a Registration Rights and Lock-up Agreement (the "Initial Agreement") pursuant to which the Company granted to certain holders of Units (as defined in the Initial Agreement) of the Operating Partnership certain registration rights, and such holders agreed to certain lock-up arrangements;
         WHEREAS, on July 1, 1996, CCI and certain other parties entered into a Supplemental Registration Rights and Lock-Up Agreement pursuant to which certain additional Units became subject to the terms and conditions of the Initial Agreement;
         WHEREAS, on July 1, 1997, CCI entered into a second Supplemental Registration Rights and Lock-Up Agreement pursuant to which certain additional Units became subject to the terms and conditions of the Initial Agreement;
         WHEREAS, on October 7, 1998, CCI became the owner of 34,700 Units in connection with the transfer to the Operating Partnership of a certain parcel of land in Montgomery County, Alabama, commonly known as a portion of Montgomery Promenade;
         WHEREAS, on the date hereof, CCI is or will become the owner of 36,647 Units (such number of Units, together with the 34,700 Units described above, shall be referred to hereinafter as the "Additional Units") in connection with the transfer to the Operating Partnership of Research Office Park-Huntsville, an office complex in Huntsville, Alabama; and
         WHEREAS, the parties hereto have agreed that, except as stated herein, the Additional Units shall be subject to, and the parties hereto shall be governed by, the terms and conditions of the Initial Agreement.
         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, agree as follows:
         1.       General.
                  1(a) Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Initial Agreement.
                  1(b) Except as otherwise provided herein, CCI and the Company shall have all of the rights and obligations with respect to the Additional Units as are provided for in the Initial Agreement with respect to the Common Shares and Units expressly referred to therein. Nothing in this Agreement shall be deemed to amend, waive, supplement, or otherwise affect the terms of the Initial Agreement.
         2.       Definitions.
         Except as otherwise provided herein,
                  2(a) The Additional Units shall be deemed "Units" as that term is defined in the Initial Agreement, and any Common Shares issued upon redemption of Additional Units shall be deemed "Shares" as that term is defined in the Initial Agreement. The Additional Units and any Common Shares issuable upon redemption of Additional Units are referred to herein collectively as "New Securities."
                  2(b)  Any  Common  Shares   issued  upon  the   redemption  of
Additional Units shall be deemed "Registrable Securities" as that term is defined in the Initial Agreement.
                  2(c) CCI and its permitted successors and assigns shall be deemed "Holders" as that term is defined in the Initial Agreement and shall be referred to as Holders herein.
         3.       Lock-up Agreement.
                  3(a) Notwithstanding any other provision of this Agreement or the Initial Agreement, the Holder hereby agrees that, except as set forth in
Section 3(b) below, for a period of one year from the respective dates of issuance of the Additional Units (the "Lock-up Period"), without the prior written consent of the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively, "Dispose of"), any New Securities (the "Lock-up").
                  3(b) The following transfers of New Securities shall not be subject to the Lock-up set forth in Section 2(a):

     (i) a Holder may Dispose of New Securities as a gift or other transfer without consideration;

(ii) a Holder who is a natural person may Dispose of New Securities to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such Holder retain the entire beneficial interest; (iii) a Holder may Dispose of New Securities to any entity that controls, is controlled by, or is under common control with such Holder; and

     (iv) a Holder may Dispose of New Securities pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee. In the event a Holder Disposes of New Securities described in this Section 3(b) (except pursuant to clause (iv) hereof), such New Securities shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such New Securities). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

         4.       Shelf Registration Under the Securities Act.
                  Beginning after the expiration of the Lock-up Period, the Holder(s) shall be entitled to offer for sale pursuant to a Registration Statement any Registrable Securities held by the Holder(s), subject to the terms and conditions, and pursuant to the procedures, specified in Sections 3 and 4 of the Initial Agreement.
         5.       Indemnification; Contribution.
                  The parties agree to indemnify and hold harmless, with respect to any registration of Registrable Securities hereunder, to the same extent as specified in Section 5 of the Initial Agreement.
         6.       Rule 144 Sales.
                  The Company covenants to undertake all such steps as are specified in Section 6 of the Initial Agreement in order to enable any Holder to sell Common Shares issued or issuable upon redemption of Additional Units pursuant to Rule 144 under the Securities Act.
         7.       Miscellaneous.
                  7(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding New Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 3, 4, 5 or 6 hereof shall be effective as against any person who is then a Holder of New Securities unless consented to in writing by such Holder of New Securities. Notice of any amendment, modification or supplement to this Agreement shall promptly be provided by the Company to each Holder of New Securities.
                  7(b) Notices; Counterparts; Headings; Successors and Assigns; Specific Performance; Governing Law. The parties agree to be governed with respect to the subject matter hereof by the provisions set forth in Sections 7(b), 7(c), 7(e), 7(f), 7(g) and 7(h) of the Initial Agreement.
                  7(c) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the New Securities and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above. Address:

2101 6th Avenue North,     COLONIAL PROPERTIES TRUST
Suite 750
Birmingham, Alabama 35202
By:/s/ Paul F. Earle
Name:  Paul F. Earle
Title:    Executive Vice President

2101 6th Avenue North,     COLONIAL REALTY LIMITED
Suite 750                  PARTNERSHIP
Birmingham, Alabama 35202

By:      COLONIAL PROPERTIES                HOLDING COMPANY, INC.,
         General Partner

         By: /s/ Paul F. Earle
         Name: Paul F. Earle
         Title:   Executive Vice President


Address: COLONIAL COMMERCIAL INVESTMENTS, INC.
2000 Interstate Park Drive
Suite 400
Montgomery, AL 36109
By: /s/ James K. Lowder
James K. Lowder
President




SUPPLEMENTAL REGISTRATION RIGHTS AND LOCK-UP AGREEMENT Dated as of November 18, 1998 by and among COLONIAL PROPERTIES TRUST, COLONIAL REALTY LIMITED PARTNERSHIP and COLONIAL COMMERCIAL INVESTMENTS, INC.